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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

     DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): September 5, 2006


                                CENVEO, INC.
             --------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)

        Colorado                       1-12551                  84-1250533
------------------------             -----------            -------------------
(State of Incorporation)             (Commission               (IRS Employer
                                     File Number)           Identification No.)

ONE CANTERBURY GREEN
201 BROAD STREET
STAMFORD, CT                                                        06901
----------------------------------------                            ----------
(Address of Principal Executive Offices)                            (Zip Code)


Registrant's telephone number, including area code:  (203) 595-3000

                               Not Applicable
        -------------------------------------------------------------
        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 7.01   REGULATION FD DISCLOSURE.

         On September 5, 2006, Cenveo, Inc. (the "Company") issued a press release that responds to an August 16, 2006 letter from Banta Corporation and increases the Company's proposal to acquire by way of a merger all of the outstanding common stock of Banta Corporation to $47 per share in cash. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.

Exhibit
Number      Description
------      -----------

99.1        Press Release of Cenveo, Inc. dated September 5, 2006.



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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 5, 2006

                                             CENVEO, INC.


                                             By: /s/ Sean S. Sullivan
                                                 --------------------
                                                 Sean S. Sullivan
                                                 Chief Financial Officer


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                                EXHIBIT INDEX

Exhibit
Number      Description
------      -----------

99.1        Press Release of Cenveo, Inc. dated September 5, 2006



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